Quarterly Holdings Report
for
Fidelity® Clean Energy ETF
March 31, 2024
CET-NPRT3-0524
1.9903830.102
Common Stocks - 99.9%
	Shares	Value ($)
INDUSTRIALS - 27.0%
Commercial Services & Supplies - 1.7%
China Everbright International Ltd.	1,184,000	459,897
Construction & Engineering - 3.1%
Ameresco, Inc. Class A (a)	16,866	406,977
Cadeler A/S (a)	83,936	410,837
		817,814
Electrical Equipment - 22.2%
Array Technologies, Inc. (a)	36,849	549,419
Bloom Energy Corp. Class A (a)	56,392	633,846
CS Wind Corp.	10,654	411,519
Doosan Fuel Cell Co. Ltd. (a)	22,874	350,013
Nextracker, Inc. Class A (a)	13,635	767,241
Nordex SE (a)	39,847	523,303
Plug Power, Inc. (a)	142,013	488,525
Shoals Technologies Group, Inc. (a)	40,748	455,563
Sunrun, Inc. (a)	46,123	607,901
Vestas Wind Systems A/S (a)	42,095	1,176,329
		5,963,659
TOTAL INDUSTRIALS		7,241,370
INFORMATION TECHNOLOGY - 23.3%
Electronic Equipment, Instruments & Components - 4.2%
Itron, Inc. (a)	7,026	650,046
Landis+Gyr Group AG	6,114	470,073
		1,120,119
Semiconductors & Semiconductor Equipment - 19.1%
Canadian Solar, Inc. (a)	19,592	387,138
Enphase Energy, Inc. (a)	8,215	993,851
First Solar, Inc. (a)	6,660	1,124,208
Flat Glass Group Co. Ltd.	196,000	476,323
JinkoSolar Holdings Co. Ltd. ADR	15,314	385,760
SMA Solar Technology AG (a)	6,795	392,615
SolarEdge Technologies, Inc. (a)	9,378	665,650
Xinyi Solar Holdings Ltd.	930,000	720,097
		5,145,642
TOTAL INFORMATION TECHNOLOGY		6,265,761
UTILITIES - 49.6%
Electric Utilities - 8.3%
Acciona SA	5,053	615,850
ORSTED A/S (b)	15,785	878,557
Verbund AG	10,129	741,139
		2,235,546
Independent Power and Renewable Electricity Producers - 41.3%
Altus Power, Inc. Class A (a)	44,023	210,430
Atlantica Sustainable Infrastructure PLC	23,915	441,949
Boralex, Inc. Class A	22,961	485,604
Brookfield Renewable Corp.	24,895	611,498
China Datang Corp. Renewable Power Co. Ltd.	1,434,000	294,992
China Longyuan Power Grid Corp. Ltd. (H Shares)	759,000	531,444
Clearway Energy, Inc. Class C	22,476	518,072
Corp. ACCIONA Energias Renovables SA	20,472	446,175
Drax Group PLC	90,352	572,284
EDP Renovaveis SA	47,130	638,546
Encavis AG (a)	38,114	693,804
Enlight Renewable Energy Ltd. (a)	29,567	496,563
ERG SpA	16,983	426,993
Greenvolt-Energias Renovaveis SA (a)	31,731	279,639
Innergex Renewable Energy, Inc.	64,269	379,464
Meridian Energy Ltd.	182,979	646,843
Neoen SA (b)	19,940	565,084
Northland Power, Inc.	38,852	635,355
Ormat Technologies, Inc.	9,393	621,723
ReNew Energy Global PLC (a)	50,693	304,158
RENOVA, Inc. (a)	37,100	303,232
Solaria Energia y Medio Ambiente SA (a)	33,442	364,966
Sunnova Energy International, Inc. (a)	50,865	311,802
West Holdings Corp.	15,800	299,202
		11,079,822
TOTAL UTILITIES		13,315,368
TOTAL COMMON STOCKS (Cost $37,269,880)		26,822,499

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $37,269,880)	26,822,499
NET OTHER ASSETS (LIABILITIES) - 0.1%	29,932
NET ASSETS - 100.0%	26,852,431

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,443,641 or 5.4% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	747,539	747,539	180	-	-	-	0.0%
Total	-	747,539	747,539	180	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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